SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION INCLUDED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           The New Germany Fund, Inc.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       5) Total fee paid:

       ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

       1) Amount previously paid:

       ---------------------------------------------------

       2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------------

       3) Filing Party:

       ---------------------------------------------------

       4) Date Filed:

       ---------------------------------------------------

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 30, 1998

                              --------------------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 30, 1998 at the offices of Deutsche Bank Securities Inc. (formerly Deutsche Morgan Grenfell Inc.), 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1. To elect three Directors.

      2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1998.

      3. To act upon, if presented, certain stockholder proposals.

      4. To transact such other business as may come before the meeting or any adjournment thereof.

      Only holders of record of Common Stock at the close of business on May 25, 1998 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                                        Robert R. Gambee
                                                        Chief Operating Officer
                                                        and Secretary

Dated: May 26, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 30, 1998

                              --------------------

                                 PROXY STATEMENT

                              --------------------

      This proxy statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 30, 1998 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors, FOR the ratification of the selection of independent accountants and AGAINST each of the stockholder proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

      The close of business on May 25, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 30,322,240 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 26, 1998.

      The Board of Directors of the Fund has nominated three Directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants to the Fund for the fiscal year ending December 31, 1998, for ratification by the stockholders at the Meeting (Proposal
2). In addition, there are two shareholder proposals that, if presented, will be acted on at the Meeting (Proposals 3 and 4).

      The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class I expires at the 1998 annual meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. Three Class I nominees are proposed in this Proxy Statement for election.

      Should any vacancy occur on the Board of Directors for reasons other than an increase in the number of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy by the vote of a majority of their number, as at present. Should any vacancy occur on the Board of Directors as a result of an increase in the number of Directors, a majority of the entire Board of Directors would be able to fill such vacancy. Any Director elected by the Board to fill a vacancy would hold office until the next annual meeting of shareholders. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

      The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Mr. Wadsworth, Dr. Hopp, Mr. Matz, Mr. Zuhlsdorff and Mr. Dobson, who were elected to the Board on June 19, 1992, June 18, 1993, April 24, 1995, October 21, 1996 and April 30, 1998, respectively.

      The following Directors have been nominated for election at the 1998 Annual Meeting:

                                                                                                   Shares of Common Stock
                                                                                                     Beneficially Owned,
                                                                                                    Directly or Indirectly,
     Name                 Age  Position with Fund    Principal Occupations During Past Five Years    at May 25, 1998(1)
     -----                ---  ------------------    --------------------------------------------    -----------------
Michael W.R.              46   Chairman and          Member of the Board of Managing                         --
Dobson(2)(3)                     Director              Directors of Deutsche Bank AG,
   Class I                                             Chairman of Deutsche Group Plc,
                                                       Deutsche Bank deBary N.V., Deutsche
                                                       Fonds Holding GmbH, Deutsche
                                                       Gesellschaft fur Fondverwaltung mbH,
                                                       DWS Deutsche Gesellschaft fur
                                                       Wertpapiersparen mbH, Morgan Grenfell
                                                       Asset Management Ltd, Morgan Grenfell
                                                       Capital Ltd., Morgan Grenfell
                                                       Development Capital Holdings Ltd.,
                                                       Morgan Grenfell Strategic Investments Ltd.
                                                       and Phoenix Travel Ltd. Director
                                                       of Anglo & Overseas Trust, Deutsche
                                                       Asset Management GmbH and Morgan
                                                       Grenfell Investments Holdings Ltd.


                                                                                                   Shares of Common Stock
                                                                                                     Beneficially Owned,
                                                                                                    Directly or Indirectly,
     Name                 Age  Position with Fund    Principal Occupations During Past Five Years    at May 25, 1998(1)
     -----                ---  ------------------    --------------------------------------------    -----------------
                                                       and Phoenix Travel Ltd. Director
                                                       of Anglo & Overseas Trust, Deutsche
                                                       Asset Management GmbH and Morgan
                                                       Grenfell Investments Holdings Ltd.


Richard Karl              55   Director              Vice Chairman and Chief Financial                      4,535
Goeltz                                                 Officer of American Express Co.,
   Class I                                             Group Chief Financial Officer and
                                                       Member of the Board of Directors of
                                                       National Westminster Bank Plc.
                                                       (1991-1996). Director and Executive
                                                       Vice President-Finance of Joseph E.
                                                       Seagram & Sons, Inc. (1976-1991).
                                                       Executive Vice President-Finance of
                                                       The Seagram Company Ltd. (1976-1991).

Christian H.              54   Director              Managing Director of DWS-                               --
Strenger(2)(3)(4)(5)                                   Deutsche Gesellschaft fur
   Class I                                             Wertpapiersparen mbH (since
                                                       1991). Managing Director of Deutsche
                                                       Bank Securities Corporation
                                                       (1986-1991).

     The following are Directors whose terms continue:

John A. Bult(2)(3)        61   Director              Chairman of PaineWebber                                1,655
   Class II                                            International, Director of
                                                       PaineWebber Group, Inc., Director of
                                                       The France Growth Fund, Inc. and The
                                                       Greater China Fund, Inc.

John H. Cannon            56   Director              Vice President and Treasurer of the                      136
   Class II                                            Woolworth Corporation. Director
                                                       of the German American Chamber of
                                                       Commerce, Inc.

Robert H.                 58   Director              President of The Wadsworth Group,                      1,763
Wadsworth(2)(5)                                        First Fund Distributors, Inc. and
   Class II                                            Guinness Flight Investment Funds, Inc.,
                                                       Vice President of Professionally
                                                       Managed Portfolios and Advisors
                                                       Series Trust.

                                                                                                   Shares of Common Stock
                                                                                                     Beneficially Owned,
                                                                                                    Directly or Indirectly,
     Name                 Age  Position with Fund    Principal Occupations During Past Five Years    at May 25, 1998(1)
     -----                ---  ------------------    --------------------------------------------    -----------------
Dr. Franz Wilhelm         55   Director              Member of the Board of Directors                        --
Hopp                                                   of ERGO Versicherungsgruppe AG,
   Class III                                           Victoria Lebensversicherung AG
                                                       and Victoria Versicherung AG.
                                                       Chairman of the Board of Vorsorge
                                                       Lebensversicherung AG.  Chairman of
                                                       the Supervisory Board of Victoria
                                                       Kapitalanlagegesell-shaft mbH. Former
                                                       Member of the Board of Directors of
                                                       Victoria Holding AG, Chairman of the
                                                       Board of Wurttembergische
                                                       Lebensversicherung AG, Member of the
                                                       Board of Wurttembergische AG
                                                       Versicherungs-Beteiligungsgesellschaft
                                                       and Wurttembergische Versicherung AG
                                                       (1990-1995). Deputy Chairman of the
                                                       Supervisory Board of Leonberger
                                                       Bausparkasse AG. Member of the
                                                       Supervisory Board of Bankhaus
                                                       Ellwanger & Geiger.

Ernst-Ulrich              64   Director              Chief Financial Officer and                            --
Matz                                                   member of the Board of Directors
   Class III                                           of IWKA Aktiengesellschaft.
                                                       Member of the Board of Directors of
                                                       KUKA Welding Systems + Robot Corp.
                                                       Member of the Supervisory Boards of
                                                       Bopp & Reuther AG, Ex Cell-O Holding
                                                       AG, Rotring International GmbH & Co.
                                                       KG, ARO S.A. (Chauteau-du-Loir).
                                                       Member of the District Advisory Boards
                                                       of Deutsche Bank AG (Mannheim) and
                                                       Gerling-Konzern. Chairman of the
                                                       Rumanian Group in the German East-West
                                                       Trade Committee.


                                                                                                   Shares of Common Stock
                                                                                                     Beneficially Owned,
                                                                                                    Directly or Indirectly,
     Name                 Age  Position with Fund    Principal Occupations During Past Five Years    at May 25, 1998(1)
     -----                ---  ------------------    --------------------------------------------    -----------------
Dr. Frank Tromel          62   Director              Chairman of the Board of                            --
   Class III                                           Managing Directors of Delton AG
                                                       (since 1990). Chairman of
                                                       the Supervisory Board of
                                                       Ceag AG (since 1981).
                                                       Chairman of the Board of
                                                       Managing Directors of
                                                       Altana AG  (1987-1990).
                                                       Member of the  Board  of
                                                       Managing  Directors of
                                                       Altana AG (1977-1987).

Peter Zuhlsdorff          58   Director              Chairman, DIH-German Industrie                      --
   Class II                                            Holding. Chairman of the
                                                       Supervisory  Board of GFK
                                                       AG. Member of  the
                                                       Supervisory Boards of
                                                       Deutsche Hypothekenbank AG,
                                                       Deutz AG, Triangle  Venture
                                                       Capital, Merck  KGaA  and
                                                       Escada AG. Member of the
                                                       District Advisory Boards of
                                                       Melitta Unternehmensgruppe
                                                       Bentz KG, Diebels  GmbH &
                                                       Co. KG and Deutsche  Bank
                                                       AG. Member of the Board
                                                       Escada (USA) Inc. Chairman
                                                       of the Board of Wella AG
                                                       (1991-1995).

----------
(1) As of May 25, 1998, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Dobson, Strenger and Wadsworth each also serves as a Director of The Central European Equity Fund, Inc. and The Germany Fund, Inc., the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Dobson is an "interested" Director because of his affiliation with Deutsche Bank AG ("Deutsche Bank"), of which Deutsche Bank Securities Inc. is an indirect wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management GmbH ("DBAM") and Deutsche Bank Securities Inc. are wholly-owned subsidiaries. As of May 25, 1998, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Indicates that Messrs. Strenger and Wadsworth each also serves as a Trustee of Deutsche Portfolios, an open-end registered investment company for which Deutsche Bank Securities Inc. acts as sub-adviser of two portfolios and an affiliate of Deutsche Bank Securities Inc. acts as investment manager.

      The Board of Directors presently has an Audit Committee composed of Messrs. Cannon, Wadsworth and Goeltz. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met five times during the fiscal year ended December 31, 1997. In addition, the Board has an Advisory Committee composed of Messrs. Cannon, Wadsworth and Goeltz. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement, dated as of January 31, 1990 (the "Management Agreement"), between the Fund and Deutsche Bank Securities Inc. and the Investment Advisory Agreement, dated as of January 31, 1990 (the "Investment Advisory Agreement"), between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. The Board has a Nominating Committee composed of Messrs. Cannon and Dobson and Dr. Tromel. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Bank Securities Inc. or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund. The Nominating Committee met once during the past fiscal year.

      During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Mr. Zuhlsdorff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director attended at least 75% of the number of regular meetings of the Board.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 1997, and from the Fund and such other two funds for the year ended December 31, 1997, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                             Aggregate Compensation     Total Compensation From
      Name of Director              From Fund                Fund Complex
       ---------------       ----------------------     -----------------------
John H. Cannon                       $17,250                   $ 17,250
Richard Karl Goeltz                   15,750                     15,750
Dr. Franz Wilhelm Hopp                10,500                     10,500
Ernst-Ulrich Matz                     11,250                     11,250
Dr. Frank Tromel                      11,250                     11,250
Robert H. Wadsworth                   15,750                     48,750
Peter Zuhlsdorff                       9,750                      9,750
                                     -------                   --------
    Total                            $91,500                   $124,500
                                     =======                   ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Bank Securities Inc. or DBAM.

      The officers of the Fund other than as shown above are:

          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          -----              ---     ----------------           ---------------------------------------------
Kenneth J. Tarr              53    President and Chief           Executive Vice President, Deutsche Bank
                                     Executive Officer              AG, New York Branch. Chairman,
                                                                    Deutsche Bank Trust Co. and Deutsche Morgan
                                                                    Grenfell Investment Management, Inc. (since
                                                                    1997). Principal, Weiss, Peck & Greer, LLC.
                                                                    (1994-1997).

Robert R. Gambee             55    Chief Operating Officer       Director of Deutsche Bank Securities Inc.
                                     and Secretary                  (since 1992). First Vice President of
                                                                    Deutsche Morgan Grenfell Inc. (1987-1991).
                                                                    Secretary of Deutsche Funds, Inc. (since 1997).

Joseph Cheung                39    Chief  Financial Officer      Vice President (since 1996), Assistant Vice
                                     and Treasurer                  President (1994-1996) and Associate
                                                                    (1991-1994) of Deutsche Bank
                                                                    Securities Inc. Treasurer of Deutsche Funds,
                                                                    Inc. (since 1997).

Laura Weber                  26    Assistant Secretary and       Associate of Deutsche Bank Securities Inc.
                                     Assistant Treasurer            (since 1997). Assistant Treasurer of
                                                                    Deutsche Funds, Inc. (since 1997).
                                                                    Manager of Raymond James Financial
                                                                    (1996-1997). Portfolio Accountant of
                                                                    Oppenheimer Capital (1995-1996). Supervisor
                                                                    (1994-1995) and Mutual Fund Accountant
                                                                    (1993-1994) of Alliance Capital Management.


      The officers of the Fund are elected annually by the Board of Directors at
their  meeting   following  the  Annual  Meeting  of  Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.
                                                     ---

      Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1998. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

            The Board unanimously recommends a vote FOR Proposal 2.
                                                    ---

     Required Vote. The affirmative vote of the holders of majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1998.

--------------------------------------------------------------------------------

                  EXPLANATION OF CLOSED-END VS. OPEN-END FUNDS.

      The following background information may be useful for investors in their consideration of the stockholder proposals discussed later.

      A closed-end fund like your Fund does not issue new shares or redeem shares each day. Instead its shares trade freely on the New York Stock Exchange like those of any public company. The market prices of your Fund's shares are influenced by supply and demand forces and other factors and can trade at levels above their net asset value (called "market premium") or below their net asset value (called "market discount"), just as an industrial company's shares can trade above or below book value.

      In contrast, an open-end fund's shares are not traded on any stock exchange. Shareholders obtain liquidity by selling their shares back to the open-end fund at their net asset value (called "redemption"). By law, an open-end fund must stand ready to redeem shares on any day with no advance notice. The open-end fund must continuously offer and sell new shares to offset these redemptions, or else it will become too small to invest in an adequately diversified portfolio and its fixed expenses will become a serious drag on investment returns.

      Each of the closed-end and open-end fund formats has its own advantages. The open-end format works well when presented as part of a broad family of open-end funds having a variety of investment objectives, investing in highly liquid securities, offered with shareholder services such as exchange privileges and sold through an established broker or direct-mail distribution network.

      The closed-end format is especially well-suited for specialty investing, such as the stocks of a particular foreign country or region. As some of those securities are less liquid, the closed-end format frees the portfolio manager to concentrate on investments, rather than holding part of the assets in easier-to-sell securities. The managers of foreign country funds have strong local country investing expertise. For these situations the closed-end format works very well.

--------------------------------------------------------------------------------

                        PROPOSAL 3: STOCKHOLDER PROPOSAL

      A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that he intends to present a proposal for action at the Meeting. The proponent's name and address and the number of shares owned by him will be furnished by the Secretary of the Fund upon request. This proposal is advisory in nature and does not involve any required minimum number of votes.

                     SHAREHOLDER PROPOSAL TO CONVERT THE NEW
                 GERMANY FUND, INC. FROM CLOSED-END TO OPEN END

      RESOLVED: That the shareholders of The New Germany Fund, Inc. recommend that the Board of Directors expedite the process to ensure the Fund's shares can be purchased and or sold at Net Asset Value. Suggested alternatives include: (1) conversion to an open-end investment company; or (2) a merger of the Fund with an existing open-end investment company.

                              SUPPORTING STATEMENT

      Shares of The New Germany Fund, Inc. have consistently been trading at a significant discount to Net Asset Value (NAV). In my view, this is unacceptable.

      As a long term owner of the shares, I believe that shareholder loyalty and patience have not been rewarded. It is my belief that the closed-end structure has not benefitted shareholders the way an open-end structure would. I strongly believe that shareholders would benefit significantly by changing the Fund from a closed-end investment company to an open-end investment company. I believe the one time conversion cost would be inconsequential in relation to the greater price appreciation that could immediately benefit shareholders.

      Recent conversion of closed-end funds to open-end funds, and in a number of cases supported by their Board of Directors, have been amply rewarding to shareholders. Funds that have recently moved to an open-end structure are Pilgrim American Bank and Thrift Fund and New Age Media Fund.

      Management has not been successful in an effort to address the discount problem over the years. The Board of Directors has a fiduciary duty to the shareholders. I believe they must be urged to consider the value enhancing options in this proposal. It is both timely and proper. Most importantly, it could be beneficial to shareholders' net worth.

                  I URGE YOUR SUPPORT. VOTE FOR THIS PROPOSAL.

                  OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

      For the reasons discussed below, your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.
                         -------

     Executive Summary.  You should vote against this proposal because:

        o Open-ending will burden your Fund's long-term investors with heavy taxes, higher expenses and likely lower performance.

        o Your Fund's performance has been quite good with its existing closed-end format.

        o Your Fund has been successful in reducing the discount, providing a further boost to stockholder returns.

     The Closed-End Format Promotes Full Investment. Your Board of Directors believes your Fund's closed-end format is one of its essential features. Not having to worry about raising cash on a moment's notice allows the Fund's investment manager to keep the Fund fully invested and to search out the medium- and smaller-sized German companies that are the Fund's mandate. In contrast, open-end funds must be prepared to liquidate securities regardless of market conditions in order to satisfy stockholder redemption requests. Your Fund is currently over 80% invested in companies in the MDAX, which comprises companies having market capitalizations below the 30 largest in the DAX index. The market for MDAX companies is less liquid than those in the DAX; consequently, divesting quickly the holdings of your Fund will likely depress prices.

     This freedom to focus on investing has led to good results for the investor:

        o Your Fund's total return was 8.5% in 1997, 21.7% in 1996 and 7.9% in 1995 (i.e., the increase in net asset value assuming reinvestment of dividends). In 1997 this performance exceeded by 170 basis points your Fund's benchmark index of German mid-cap stocks (the MDAX), even though the index is unmanaged and not reduced by expenses. Your Fund's performance also exceeded the MDAX on 3- and 5-year bases.

        o Your Fund is ranked Four Stars by Morningstar on 1-, 3- and 5-year bases.

        o Your Fund's expense ratio has for many years been the lowest of closed-end country funds. Open-end funds typically have higher expense ratios because of their need to provide additional shareholder services and to make distribution (12b-1) payments.

      Market Discount and Premium. Your Fund's shares have traded at a discount to their net asset value in recent years. Your Board of Directors believes there may be some misunderstandings about the market discount of your Fund and other closed-end funds. Market discounts (and premiums) are an inherent consequence of the closed-end format. They are affected by supply and demand factors for Fund shares, but their exact cause has not been adequately explained by financial analysts or academic studies. In any event, discounts can vary widely over time.

      Recognizing that some stockholders nevertheless are troubled when the discount appears to be "too high," your Board of Directors has for a number of years conducted a share repurchase program aimed at reducing the discount. During the past two years, that discount has narrowed somewhat, from 22.2% at the beginning of 1996 to 17.4% at the end of 1997. As of May 20, 1998, the discount had declined further to 14.79%. This repurchase program continues, along with efforts to increase market awareness of your Fund.

      Because of the changing discount, the market price return of your Fund's shares differs from its net asset value return. While net asset value return is the more appropriate way to measure the investment manager's performance against the benchmark index, the market price return is what Fund stockholders actually experience.

      In recent years, the narrowing of the discount has provided a significant "boost" to returns:

        o During 1997, your Fund's market price return was 18.3% (vs. a net asset value return of 8.5%, in both cases including reinvestment of dividends).

        o   It was 27.1% (vs.  21.7%) in 1996.

While this effect can work the other way also, it provides an additional investment opportunity for closed-end fund investors that is not available to an open-end fund.

      Conclusion. Your Board of Directors strongly recommends that you vote against this proposal that your Fund abandon its closed-end structure and convert to the open-end format. A recent research report by Morgan Stanley Dean Witter included the following conclusions from a report entitled "Misconceptions about Open-Ending Closed-End Funds":

        o Open-ending may solve the "problem" posed by a fund's discount, but it may be counter-productive to the long-term performance of the fund. ...

        o   Long-term  investors  in  closed-end  funds that convert to open-end status can have a big tax hit. ...

        o   A fund's  expense  ratio  generally  increases  when it  converts to open-end status. ...

        o   NAV  performance  may also be hampered by a conversion  to open-end.
            ...*

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL.

------------
* Quoted with permission from Morgan Stanley Dean Witter, Closed-End Country Fund Research, March 25, 1998.

Information About the Investment Adviser

      Pursuant to the Investment Advisory Agreement, DBAM, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Fund's Manager, Deutsche Bank Securities Inc., with respect to the Fund's investments and, upon instructions given by Deutsche Bank Securities Inc. as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Advisory Agreement was last submitted to a vote of the Fund's stockholders for approval on June 21, 1991. The Board of Directors, at its meeting on April 30, 1998, resolved to continue the Investment Advisory Agreement.

      DBAM, a corporation organized under the laws of the Federal Republic of Germany ("Germany"), was established as a direct wholly-owned subsidiary of Deutsche Bank in 1983. It provides international portfolio management services to major institutional investors worldwide, including, besides the Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc., closed-end registered investment companies whose shares are traded on the New York Stock Exchange ("NYSE"). Each of The Germany Fund, Inc. and The Central European Equity Fund, Inc. pays DBAM an annual advisory fee of .35% of its average weekly net assets up to $100,000,000 and .25% of such assets over $100,000,000. As of April 30, 1998, The Germany Fund, Inc.'s net assets were $256.1 million, and The Central European Equity Fund, Inc.'s net assets were $296.2 million. As of December 31, 1997, funds worth approximately $8.3 billion were managed by DBAM for institutional and ERISA accounts in more than ten countries, including the United States. The Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc. together represent the entire fund complex advised by DBAM.

      With total assets of approximately $580 billion, Deutsche Bank is the largest bank in Germany and ranked among the world's largest banks in terms of total assets as of December 31, 1997. Its principal corporate offices are located at Taunusanlage 12, 60325 Frankfurt am Main, Germany. Deutsche Bank and certain of its affiliates are engaged in the management of client funds as well as investment advisory activities. The total amount of funds under management by Deutsche Bank and its affiliates was approximately $280 billion as of December 31, 1997.

      DBAM is fully independent and autonomous in making its investment decisions and in rendering investment advice, but has access to the extensive research and other resources of the Deutsche Bank group. The members of DBAM's Investment Strategy Committee are not directors, officers or employees of Deutsche Bank. DBAM's personnel do not discuss their investment decisions or positions with personnel of Deutsche Bank who are managing the investment portfolios of Deutsche Bank. The commercial banking division of Deutsche Bank may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with proceeds of the securities purchased by the Fund in primary public offerings. The Fund does not purchase securities in any primary public offering where to the knowledge of DBAM the proceeds will be used to retire indebtedness to Deutsche Bank. The Fund and Deutsche Bank do not act jointly to cause the Fund to make investments which are designed to benefit other commercial interests of Deutsche Bank. DBAM has advised the Fund that, in making its investment recommendations, the investment personnel of DBAM do not obtain or use material inside information in the possession of Deutsche Bank and that its personnel do not disclose to Deutsche Bank any material inside information in their possession.

Information About the Manager

      Deutsche Bank Securities Inc. is a wholly-owned subsidiary of DB US Financial Markets Holding Corporation ("DBUSH"), a corporation with corporate offices at 31 West 52nd Street, New York, New York 10019. DBUSH is a wholly-owned subsidiary of Deutsche Bank North America Holding Corp. ("DBNA"), a corporation with corporate offices at 31 West 52nd Street, New York, New York 10019. DBNA is a direct wholly-owned subsidiary of Deutsche Bank. Deutsche Bank Securities Inc. is engaged in the securities underwriting, investment advisory and securities brokerage business. It is a member of NYSE and other principal United States stock exchanges.

      Pursuant to the Management Agreement, Deutsche Bank Securities Inc. is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by DBAM, determines suitable securities for investment by the Fund. It (i) handles the Fund's relationships with its shareholders, including shareholder inquiries relating to the Fund, (ii) is responsible for, arranges and monitors compliance with regulatory requirements and NYSE listing requirements and (iii) negotiates contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. Deutsche Bank Securities Inc. provides office facilities and personnel to carry out these services, together with clerical and bookkeeping services which are not being furnished by the Fund's Custodian or Transfer and Dividend-Paying Agent. In addition, Deutsche Bank Securities Inc. (i) determines and publishes the Fund's net asset value in accordance with its policy as adopted from time to time by the Board of Directors, (ii) establishes the Fund's operating expense budgets and authorizes the payment of actual operating expenses incurred, (iii) calculates the amounts of dividends and distributions to be declared and paid to the Fund's shareholders, (iv) provides the Board of Directors with financial analyses and reports necessary for the Board to fulfill its fiduciary responsibilities, (v) maintains the books and records of the Fund required under Rule 31a-1(b) under the 1940 Act (other than those being maintained by the Fund's Custodian and Transfer and Dividend-Paying Agent and Registrar, as to which Deutsche Bank Securities Inc. oversees such maintenance), (vi) prepares the Fund's United States federal, state and local income tax returns, (vii) prepares financial information for the Fund's proxy statements and quarterly and annual reports to shareholders and (viii) prepares the Fund's reports to the United States Securities and Exchange Commission ("SEC"). The Management Agreement was last submitted to a vote of the Fund's stockholders for approval on June 21, 1991. The Board of Directors, at its meeting on April 30, 1998, resolved to continue the Management Agreement.

      Besides its role as manager of the Fund, Deutsche Bank Securities Inc. acts as manager of The Germany Fund, Inc. and Central European Equity Fund, Inc. The Germany Fund, Inc. pays Deutsche Bank Securities Inc. an annual management fee of .65% of its average weekly net assets up to $50,000,000 and .55% of such assets over $50,000,000. The Central European Equity Fund, Inc. pays Deutsche Bank Securities Inc. an annual management fee of .65% of its average weekly net assets up to $100,000,000 and .55% of such assets over $100,000,000. The Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc. together represent the entire fund complex managed by Deutsche Bank Securities Inc.

      Certain information regarding the principal executive officers of DBAM is set forth below. DBAM does not have a (supervisory) board of directors.

             Name and Address                          Principal Occupation
    ------------------------------------         -------------------------------
       Hannes-Jorg Baumann                          Deputy Managing Director,
       Mainzer Landstrasse 16                       DBAM
       60325 Frankfurt am Main
       Federal Republic of Germany

       Ernst-Ludwig Dray(beta)                      ManagingDirector, DBAM
       Mainzer Landstrasse 16
       60325 Frankfurt am Main
       Federal Republic of Germany

       Peter Grafunder                              Managing Director, DBAM
       Mainzer Landstrasse 16
       60325 Frankfurt am Main
       Federal Republic of Germany

       Herbert Michel                               Managing Director, DBAM
       Mainzer Landstrasse 16
       60325 Frankfurt am Main
       Federal Republic of Germany

       Dr. Klaus Mossle                             Deputy Managing Director,
       Mainzer Landstrasse 16                       DBAM
       60325 Frankfurt am Main
       Federal Republic of Germany

       Patrik Roeder                                Managing Director, DBAM
       Mainzer Landstrasse 16
       60325 Frankfurt am Main
       Federal Republic of Germany

       Patrick N. C. Walker                         Managing Director, DBAM
       Mainzer Landstrasse 16
       60325 Frankfurt am Main
       Federal Republic of Germany

      Certain information regarding the directors of Deutsche Bank Securities Inc. is set forth below.

         Name and Address                          Principal Occupation
------------------------------------         -----------------------------------
       Robert B. Allardice, III                    Executive Vice President,
       31 West 52nd Street                         Deutsche Bank AG,
       New York, New York 10019                    New York Branch

       C. Edward Carter                            Managing Director,
       31 West 52nd Street                         Deutsche Bank Securities Inc.
       New York, New York 10019

       James F. Miller                             Managing Director,
       31 West 52nd Street                         Deutsche Bank Securities Inc.
       New York, New York 10019

       Grant Kvalheim                              Managing Director,
       31 West 52nd Street                         Deutsche Bank Securities Inc.
       New York, New York 10019

      As described in more detail under Proposal 1 on page 7 above, each of the following officers of the Fund is also Director, officer or employee, as the case may be, of Deutsche Bank Securities Inc.: Robert R. Gambee, Joseph Cheung and Laura Weber. Directors or officers of the Fund may hold equity interests in Deutsche Bank, but, as of May 25, 1998, no such person had any material direct or indirect interest in Deutsche Bank.

Investment Advisory Agreement, Management Agreement and Fees

      The Investment Advisory Agreement and Management Agreement (copies of which are attached hereto as Exhibits I and II, respectively) set forth the services provided by DBAM and Deutsche Bank Securities Inc., respectively, as described above. The Fund pays DBAM an advisory fee at an annual rate of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million, computed on the basis of net asset value at the end of each week and payable at the end of each calendar month. The Fund pays Deutsche Bank Securities Inc. a management fee at an annual rate of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million and 0.50% of such assets in excess of $500 million, computed in each case on the basis of net asset value at the end of each week and payable at the end of each calendar month.

      During the fiscal year ended December 31, 1997, the Fund paid aggregate amounts of $1,629,918 and $3,410,241 to DBAM and Deutsche Bank Securities Inc., respectively, in respect of fees. In addition, during such period, the Fund paid an aggregate amount of $1,131,316 in brokerage commissions to Deutsche Bank.

      Neither DBAM nor Deutsche Bank Securities Inc. is liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement or the Management Agreement, respectively, relates, except for any loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Investment Advisory Agreement or the Management Agreement, respectively, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act).

      The Investment Advisory Agreement and the Management Agreement provide that DBAM and Deutsche Bank Securities Inc., respectively, each bears all expenses of all employees and overhead incurred by it in connection with its duties thereunder. Deutsche Bank Securities Inc. pays all salaries and fees of the Fund's directors and officers who are "interested persons (as such term is defined in the 1940 Act) of Deutsche Bank Securities Inc. The Fund bears all of its own expenses, including, but not limited to, the following: expenses of organizing the Fund, fees and out-of-pocket travel expenses of the Fund's directors who are not "interested persons" (as such term is defined in the 1940
Act) of any other party and other expenses incurred by the Fund in connection with directors' meeting, interest expense, taxes and governmental fees, brokerage commissions incurred in acquiring or disposing of the Fund's portfolio securities, membership dues to professional organizations, premiums allocable to fidelity bond insurance coverage, expenses of preparing stock certificates, expenses of registering and qualifying the Fund's shares for sale with the SEC and in various states and foreign jurisdictions, charges and expenses of the Fund's legal counsel and independent accountants, Custodian and Transfer and Dividend-Paying Agent, expenses of obtaining and maintaining stock exchange listings of the Fund's shares, and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

      The services of DBAM and Deutsche Bank Securities Inc. under the Investment Advisory Agreement and Management Agreement, respectively, are not deemed to be exclusive, and nothing in the Investment Advisory Agreement or the Management Agreement prevents any party, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of DBAM or Deutsche Bank Securities Inc. desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, such purchases and sales will, to the extent feasible, be allocated among such clients and the Fund in a manner believed by DBAM or Deutsche Bank Securities Inc., respectively, to be equitable to such clients. The allocation of securities may adversely affect the price and quantity of purchases and sales of securities by the Fund.

                        PROPOSAL 4: STOCKHOLDER PROPOSAL

      A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that it intends to present a proposal for action at the Meeting. The proponent's name and address and the number of shares owned by it will be furnished by the Secretary of the Fund upon request. Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund which, as defined by the 1940 Act, means the vote of (1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

      RESOLVED:   The  investment   advisory  agreement  between  Deutsche  Bank
Securities Inc. and the Fund shall be terminated.

                              SUPPORTING STATEMENT

      The surest way to enable all stockholders of the Fund to realize net asset value ("NAV") for their shares is to convert the Fund to an open-end fund (or to merge it into an existing open-end fund). If the Fund is open-ended, every shareholder will benefit. If the Fund is open-ended, every shareholder will benefit. For example, based upon the NAV of $21.49 and market price of $17.75 reported as of the close of business on May 12, 1998, 1,000 shares of the Fund would be worth $3,740 more if it open-ends than if it remains a closed-end fund.

      We believe that the current investment advisor, Deutsche Bank Securities Inc., is the main impediment to open-ending because of its fear that its management fees may decline if we are able to redeem our shares at NAV. We need to remove this impediment. While passage of this proposal would not result in the immediate open-ending of the Fund, we believe that removing Deutsche Bank Securities Inc. as the advisor would encourage the board to find a new advisor who is more committed than Deutsche Bank Securities Inc. to increasing the value of our shares.

      The meager measures that Deutsche Bank Securities Inc. has recommended to narrow the Fund's persistent discount have been undermined by the issuance of millions of new shares at prices well below NAV. Issuance of these shares increased Deutsche Bank Securities Inc.'s own fees while diluting the Fund's NAV. We deserve an investment advisor who is more concerned with increasing shareholder value than its own fees. Once the existing advisory agreement is terminated, the Board of Directors can quickly hire a new investment advisor who is committed to do whatever is necessary to enhance shareholder value even if that means diminished fees.

                  OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

      For the reasons discussed below, your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.
                         -------

      Your Board of Directors believes this proposal is misleading. The "main impediment" to open-ending the Fund is not its investment adviser. That decision rests entirely with your independent directors, subject to ratification by 662/3% of the stockholders. By law, your independent Directors must apply their business judgment to look solely after your interests as stockholders. Your Directors believe the Fund is most effectively continued in its original, closed-end format. It is improper to suggest the investment manager controls the decision. We urge you to keep this important fact in mind in considering our reasons for voting against the proposal below.

      Wrong Means to the End. This proposal wrongly states that terminating the manager will lead to open-ending the Fund. It will not do that, but it could harm your investment. Here are the facts.

      If approved by stockholders, this proposal would directly terminate the investment management agreement with your Fund's manager. A new agreement would require another stockholder approval. Your Fund's investment process would therefore be disrupted.

      The firm behind this proposal is seeking to make use of a stockholder right under the Investment Company Act of 1940 -- the right to terminate investment management agreements -- to achieve the completely unrelated goal of open-ending your Fund for short-term gain at the expense of remaining stockholders. In fact, the investment manager's performance has been quite good. Your Fund had a 21.7% total return in 1996 and an 8.5% total return in 1997, based on increases in net asset value assuming reinvestment of dividends. The 1997 figure beat the benchmark MDAX index of German mid-cap stocks by 170 basis points. Your Fund is also rated Four Stars by Morningstar.

      This proposal is the wrong means to the end. It will not cause open-ending, but it will disrupt your Fund's investment program.

      YOUR BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS THAT YOU VOTE AGAINST THIS
STOCKHOLDER PROPOSAL.                                               -------

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of the Investment Adviser is located at Mainzer Landstrasse 16, 60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 25, 1998, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

                 Name and Address                      Amount and Nature            Percent of
                of Beneficial Owner                 of Beneficial Ownership   Outstanding Common Stock
                -------------------                 -----------------------   -------------------------
President and Fellows of Harvard College(1) ......         1,922,054                  5.8
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

FMR Corp.(1)(2) ..................................         2,951,700                  9.24
82 Devonshire Street
Boston, MA 02109

----------
(1) This information is based exclusively on information provided by such persons on Schedules 13G filed with respect to the Fund on February 14, 1998 and February 11, 1998, respectively. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to the Fund as of May 25, 1998.

(2) Such person reported that its beneficial ownership resulted from ownership of shares of Common Stock of the Fund by various investment companies which are advised by such person.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before January 25, 1999, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1997 to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-437-6269.


                                                        Robert R. Gambee
                                                        Chief Operating Officer
                                                        and Secretary

Dated: May 26, 1998

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                       EXHIBIT I

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT dated as of January 31, 1990, between The New Germany Fund, Inc., a Maryland corporation ("Fund"), and DB Capital Management International GmbH, a West German corporation ("CMI").(1)

      WHEREAS, the Fund is a non-diversified closed-end management company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain CMI to render certain specified investment advisory services to the Fund; and

      WHEREAS, CMI is willing to render such services if and so long as a certain Management Agreement, dated as of January 31, 1990, between the Fund and Deutsche Bank Capital Corporation ("DBCC") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

      1. Investment Adviser. CMI, in accordance with the Fund's stated investment objectives, policies and limitations, will make recommendations with respect to the Fund's investments and, upon instructions given by DBCC as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

      2. Fees and Expenses.

      2.1 The Fund will pay CMI an annual advisory fee hereunder of 0.35% of the Fund's average weekly net assets to U.S. $100 million and 0.25% of such assets in excess of U.S. $100 million, computed by DBCC on the basis of net asset value at the end of each week and payable at the end of each calendar month.

      2.2 CMI shall bear all expenses of its employees and overhead incurred by it in connection with its duties under this Agreement. The Fund will indemnify CMI for all taxes (other than income taxes), duties, charges, fees and expenses (including, without limitation, broker fees, dealer fees, clearing bank fees and legal fees) CMI incurs in connection with the services provided under this Agreement. The obligations contained in this clause shall survive the termination of this Agreement.

      2.3 Payments to CMI shall be made in U.S. Dollars to its account with Deutsche Bank AG, New York branch.

      3. Liability.

      3.1 Neither CMI nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except (i) that CMI shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the 1940 Act, and shall therefore be liable for a loss resulting from a breach of such fiduciary

------------
    (1)  CMI was the predecessor of DBAM as Investment Adviser to the Fund.

duty (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act), or (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

      3.2 CMI does not assume responsibility for the acts or omissions of any other person.

      3.3 CMI shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, riot, or damage caused by nature or due to other events for which it is not responsible (e.g., strike, lock-out or acts of domestic or foreign authorities).

      4. Services Not Exclusive. It is understood that the services of CMI are not deemed to be exclusive, and nothing in this Agreement shall prevent CMI or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of CMI desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by CMI to be equitable to such clients.

      5. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given (1) to the Fund at 31 West 52nd Street, New York, New York 10019, Attention: Secretary; and (2) to CMI at Taunusanlage 12, D-6000 Frankfurt am Main 1, Attention: Managing Director, Investment Policy Committee.

      6. Miscellaneous.

      6.1 This Agreement is effective January 31, 1990, and shall continue in effect until the earlier of January 30, 1992 or the first annual meeting of the Fund's stockholders after the effective date of the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approva1 of the continuance of this Agreement shall be confirmed to CMI by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not 1ess than sixty days' prior written notice to CMI, or by CMI upon not less than sixty days' written notice to the Fund.

      This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the Investment Company Act) by either party, or (ii) upon termination of the Management Agreement dated as of January 31, 1990, between the Fund and DBCC.

      6.2 This Agreement shall be construed in accordance with the laws of the Federal Republic of Germany.

      6.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      6.4 If any provisions of this Agreement shall be held or made invalid, in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

      6.5 Nothing herein shall be construed as constituting CMI an agent of the Fund.

      6.6 CMI shall be entitled to rely on any notice or other communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                         THE NEW GERMANY FUND, INC.

                                         By:  /s/ ROBERT GAMBEE
                                              ---------------------------------
                                              Name: Robert Gambee
                                              Title: VP, Secy, Treasurer

                                         DB CAPITAL MANAGEMENT
                                           INTERNATIONAL GmbH

                                         By:  /s/ HANNES-JOERG BAUMANN
                                              ---------------------------------
                                              Name: Hannes-Joerg Baumann
                                              Title: Deputy Managing Director

                                         By:  /s/ WILLIAM RONALD RICHARDS
                                              ---------------------------------
                                              Name: William Ronald Richards
                                              Title: Managing Director

                                                                      EXHIBIT II

                              MANAGEMENT AGREEMENT

      AGREEMENT  dated as of January 31,  1990,  between  The New Germany  Fund,
Inc.,  a  Maryland   corporation   (the  "Fund"),   and  Deutsche  Bank  Capital
Corporation, a New York corporation ("Deutsche Bank Capital").(1)

      WHEREAS, the Fund is a non-diversified closed-end management company registered under the Investment Company Act of Investment Company, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain Deutsche Bank Capital to render certain specified management services to the Fund; and

      WHEREAS, Deutsche Bank Capital is willing to render such services if and so long as the Investment Advisory Agreement, dated as of January 31, 1990, between the Fund and DB Capital Management International GmbH ("CMI") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

      1. Manager. Deutsche Bank Capital shall be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors of the Fund and pursuant to recommendations made by CMI, will determine suitable securities for investment by the Fund. It will handle the Fund's relationships with its shareholders including responding to shareholder inquiries relating to the Fund, be responsible for, arrange and monitor compliance with regulatory requirements and compliance with New York Stock Exchange listing requirements and negotiate contractual arrangements with third-party service providers, including but not limited to, custodians, transfer agents, auditors and printers. Deutsche Bank Capital will also provide office facilities and personnel adequate to perform these services, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and dividend paying agent. Deutsche Bank Capital will also determine and publish the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors; establish the Fund's operating expense budgets and authorize the payment of actual operating expenses incurred; calculate the amount of dividends and distributions to be declared and paid to the Fund's shareholders; provide to the Board of Directors those financial analyses and reports necessary for the Board to fulfill their fiduciary responsibilities; maintain the books and records of the Fund required under Rule 31a-1 under the Investment Company Act (other than those being maintained by the Fund's custodians and transfer and dividend paying agent, as to which Deutsche Bank Capital will oversee such maintenance); prepare the Fund's U.S. Federal, state and local income tax returns; prepare financial information for the Fund's proxy statement quarterly and annual reports to shareholders; and prepare the Fund's reports to the Securities and Exchange Commission.

      2. Fees. The Fund will pay Deutsche Bank Capital an annual management fee hereunder of .65% of the Fund's average weekly net assets up to U.S. $100 million, .55% of such assets in excess of U.S. $100 million up to $500 million and .50% of such assets in excess of $500 million, computed in each case on the basis of net asset value at the end of each week and payable at the end of each calendar month.

-------------
    (1) Deutsche Bank Capital was the predecessor of Deutsche Bank Securities Inc. as Manager of the Fund.

      3. Expenses. Deutsche Bank Capital shall bear all expenses of its employees and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the Investment Company Act) of Deutsche Bank Capital. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as defined in the Investment Company Act) of any other party; out-of-pocket travel expenses for all directors who are not interested persons (as defined in the Investment Company Act) of any other party and other expenses incurred by the Fund in connection with meetings of directors; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; charges and expenses of the Fund's lega1 counsel and independent auditors; custodian, dividend paying and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

      4. Liability.

      4.1 Neither Deutsche Bank Capital nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except
(i) that Deutsche Bank Capital shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the Investment Company Act and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company
Act) or (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

      4.2 Deutsche Bank Capital does not assume responsibility for the acts or omissions of any other person.

      5. Services Not Exclusive. It is understood that the services of Deutsche Bank Capital are not deemed to be exclusive, and nothing in this Agreement shall prevent Deutsche Bank Capital, or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of Deutsche Bank Capital desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by Deutsche Bank Capital to be equitable to such clients.

      6. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Deutsche Bank Capital at 31 West 52nd Street, New York, New York 10019, Attention: Office of Funds Administration; and
(2) to the Fund at 31 West 52nd  Street,  New York,  New York 10019,  Attention:
Secretary.

      7. Miscellaneous.

      7.1 This Agreement is effective January 31, 1990, and shall continue in effect until the earlier of January 30, 1992 or the first annual meeting of Fund's stockholders after the effective date of the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approval of the continuance of this Agreement shall be confirmed to Deutsche Bank Capital by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to Deutsche Bank Capital, or by Deutsche Bank Capital upon not less than sixty days' written notice to the Fund. This Agreement shall automatically terminate
(i) in the event of its assignment (as defined in the Investment Company Act) by either party, or (ii) upon termination of the Investment Advisory Agreement, dated as of January 31, 1990, between the Fund and CMI.

      7.2 This Agreement shall be construed in accordance with the laws of the State of New York.

      7.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      7.4 If any provisions of this Agreement shall be held or made invalid in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

      7.5 Nothing herein shall be construed as constituting Deutsche Bank Capital an agent of the Fund.

      7.6 Deutsche Bank Capital shall be entitled to rely on any notice or communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                              THE NEW GERMANY FUND, INC.

                                              By:  /s/ ROBERT GAMBEE
                                                   -----------------------------
                                                   Name: Robert Gambee
                                                   Title: VP, Secy, Treasurer

                                              DEUTSCHE BANK CAPITAL
                                                CORPORATION

                                              By:  /s/ CHRISTIAN H. STRENGER
                                                   -----------------------------
                                                   Name:
                                                   Title: Managing Director

PROXY                      THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The New Germany Fund, Inc. (the "Fund") held of record by the undersigned on May 25, 1998 at an Annual Meeting of Stockholders to be held on June 30, 1998 or any adjournment thereof.

      1. ELECTION OF       |_|  FOR all nominees      |_|  WITHHOLDING AUTHORITY
         DIRECTORS.             listed below               to vote for all
                                (except as marked          nominees listed below
                                to the contrary below)

      (Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

                                     CLASS I
                            (to serve until the 2001
                         Annual Meeting of Stockholders)
                              Michael W. R. Dobson
                               Richard Karl Goeltz
                              Christian H. Strenger

      2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

         |_|  APPROVE              |_|  DISAPPROVE             |_|  ABSTAIN

      3.STOCKHOLDER PROPOSAL RECOMMENDING OPEN-ENDING.

         |_|  APPROVE              |_|  DISAPPROVE             |_|  ABSTAIN

      4.STOCKHOLDER PROPOSAL TO TERMINATE INVESTMENT ADVISORY AGREEMENT.

         |_|  APPROVE              |_|  DISAPPROVE             |_|  ABSTAIN

      5.TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1, to APPROVE Proposal 2 and to DISAPPROVE Proposals 3 and 4.

      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.
                                            ____________________________________
                                                    Name (please print)

                                            ____________________________________
                                             Name of Corporation (if applicable)


                                            (By)______________(Date)______  1998
                                                 (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

 [Stylized images of a telephone and a hand typing a number on a phone keypad]

PLEASE TAKE A MINUTE! VOTE BY PHONE!

THE NEW GERMANY FUND, INC. BOARD OF DIRECTORS URGES YOU TO EXERCISE YOUR RIGHT TO VOTE AT THIS ANNUAL MEETING. A GREAT WAY TO HAVE YOUR SHARES REPRESENTED AT THE MEETING IS IF YOU VOTE NOW BY TELEPHONE.

YOU CAN VOTE YOUR PROXY BY TELEPHONE AND RECEIVE IMMEDIATE CONFIRMATION. JUST FOLLOW THE 3 EASY STEPS BELOW.

To vote by phone:

1) Call the toll free number located on the left side of your proxy voting form above the Directors.

2) Once you have been connected, enter the CONTROL NUMBER located on the left side of your proxy voting form above the Directors. The control number can also be found to the right of the voting boxes, above the return address.

3)  Follow the easy instructions the vote will provide you.

THANK YOU FOR YOUR IMMEDIATE ATTENTION TO THIS IMPORTANT MATTER.

                   [Four stylized images of a phone handset]